UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2017 (July 19, 2017)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 19, 2017, BancorpSouth, Inc. (the “Company”) issued a news release announcing its financial results for the second quarter ended June 30, 2017. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference in its entirety.

The Company will conduct a conference call at 10:00 a.m. (Central Time) on July 20, 2017 to discuss its financial results for the second quarter ended June 30, 2017. A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference in its entirety.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2017, the Company was informed by Mr. James R. Hodges, the Senior Executive Vice President and Chief Credit Officer of the Company and BancorpSouth Bank (the “Bank”), of his intention to retire after 44 years of dedicated service, effective as of October 6, 2017 (the “Retirement Date”), which follows his 65th birthday. The Company intends to appoint Mr. Hodges’ successor prior to the Retirement Date to facilitate an orderly transition of Mr. Hodges’ duties and responsibilities to his successor.

Mr. Hodges will be eligible for certain benefits under the Company’s retirement benefit plans that are maintained for employees of the Bank. Because Mr. Hodges is a “specified employee” under section 409A of the Internal Revenue Code, the distribution of benefits he will receive under the retirement plans that are non-qualified deferred compensation programs will not commence until six months after the Retirement Date.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

The disclosure set forth under Item 2.02 of this Report is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	News release issued on July 19, 2017 by BancorpSouth, Inc.

Exhibit 99.2	Presentation for conference call to be conducted by BancorpSouth, Inc. on July 20, 2017

Forward Looking Statements

Certain statements contained in this Report may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those statements relating to the Company’s intention to appoint Mr. Hodges’ successor prior to the Retirement Date. The Company cautions readers not to place undue reliance on the forward-looking statements contained in this Report because actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. Forward-looking statements speak only as of the date of this Report, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy Freeman
Cathy S. Freeman
Senior Executive Vice President and
Chief Administrative Officer

Date: July 20, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued on July 19, 2017 by BancorpSouth, Inc.

99.2	Presentation for conference call to be conducted by BancorpSouth, Inc. on July 20, 2017